UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 16, 2014 (December 16, 2014)

Brookdale Senior Living Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

111 Westwood Place, Suite 400, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(615) 221-2250

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02     Results of Operations and Financial Condition.

In connection with upcoming investor presentations and other communications with the investment community, Brookdale Senior Living Inc. (the "Company") is furnishing an updated version of the supplemental information previously furnished on Form 8-K on November 5, 2014, which includes additional supplemental information regarding the Company's third quarter results.  A copy of the updated supplemental information is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this item 2.02 and item 7.01 (or referenced therein) of this Current Report on Form 8-K (including Exhibit 99.1 hereto) shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth by specific reference in such filing that such information is to be considered "filed" or incorporated by reference therein.

Section 7 — Regulation FD

Item 7.01     Regulation FD Disclosure.

The information set forth in Item 2.02 of this report is incorporated herein by reference. In addition, the Company is concurrently posting an updated investor presentation on the Investor Relations section of the Company's website at www.brookdale.com.

Section 9 — Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

99.1	Updated Supplemental Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKDALE SENIOR LIVING INC.

Date:	December 16, 2014	By:	/s/ Chad C. White
		Name:	Chad C. White
		Title:	Senior Vice President, Co-General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Updated Supplemental Information